REPORT OF
INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders of
Rational Dividend
Capture Fund, Rational
Risk Managed Emerging
Markets Fund, Rational
Real Strategies Fund,
Rational Defensive
Growth Fund, Rational
Strategic Allocation Fund
and Rational Dynamic
Momentum Fund and
Board of Trustees of
Mutual Fund and Variable
Insurance Trust

In planning and
performing our audit of
the financial statements
of Rational Dividend
Capture Fund, Rational
Risk Managed Emerging
Markets Fund, Rational
Real Strategies Fund,
Rational Defensive
Growth Fund, Rational
Strategic Allocation Fund,
and the consolidated
financial statements of
Rational Dynamic
Momentum Fund (the
"Funds"), each a series of
Mutual Fund and Variable
Insurance Trust, as of and
for the year or period
ended December 31,
2016, in accordance with
the standards of the
Public Company
Accounting Oversight
Board (United States), we
considered the Funds'
internal control over
financial reporting,
including controls over
safeguarding securities,
as a basis for designing
our auditing procedures
for the purpose of
expressing our opinion on
the financial statements
and to comply with the
requirements of Form N-
SAR, but not for the
purpose of expressing an
opinion on the
effectiveness of the
Funds' internal control
over financial reporting.
Accordingly, we express
no such opinion.

The management of the
Funds is responsible for
establishing and
maintaining effective
internal control over
financial reporting.  In
fulfilling this
responsibility, estimates
and judgments by
management are
required to assess the
expected benefits and
related costs of controls.
A fund's internal control
over financial reporting is
a process designed to
provide reasonable
assurance regarding the
reliability of financial
reporting and the
preparation of financial
statements for external
purposes in accordance
with generally accepted
accounting principles
(GAAP).  A fund's internal
control over financial
reporting includes those
policies and procedures
that (1) pertain to the
maintenance of records
that, in reasonable detail,
accurately and fairly
reflect the transactions
and dispositions of the
assets of the fund; (2)
provide reasonable
assurance that
transactions are recorded
as necessary to permit
preparation of financial
statements in accordance
with GAAP, and that
receipts and expenditures
of the fund are being
made only in accordance
with authorizations of
management and
trustees of the fund; and
(3) provide reasonable
assurance regarding
prevention or timely
detection of unauthorized
acquisition, use or
disposition of a fund's
assets that could have a
material effect on the
financial statements.

Because of its inherent
limitations, internal
control over financial
reporting may not
prevent or detect
misstatements.  Also,
projections of any
evaluation of
effectiveness to future
periods are subject to the
risk that controls may
become inadequate
because of changes in
conditions, or that the
degree of compliance
with the policies or
procedures may
deteriorate.

A deficiency in internal
control over financial
reporting exists when the
design or operation of a
control does not allow
management or
employees, in the normal
course of performing
their assigned functions,
to prevent or detect
misstatements on a
timely basis.  A material
weakness is a deficiency,
or combination of
deficiencies, in internal
control over financial
reporting, such that there
is a reasonable possibility
that a material
misstatement of the
Funds' annual or interim
financial statements will
not be prevented or
detected on a timely
basis.




Our consideration of the
Funds' internal control
over financial reporting
was for the limited
purpose described in the
first paragraph and would
not necessarily disclose
all deficiencies in internal
control that might be
material weaknesses
under standards
established by the Public
Company Accounting
Oversight Board (United
States).  However, we
noted no deficiencies in
the Funds' internal
control over financial
reporting and its
operation, including
controls over
safeguarding securities
that we consider to be a
material weakness as
defined above as of
December 31, 2016.

This report is intended
solely for the information
and use of management
and the Board of Trustees
of the Funds and the
Securities and Exchange
Commission and is not
intended to be and
should not be used by
anyone other than these
specified parties.



COHEN & COMPANY, LTD.
Cleveland, Ohio
March 1, 2017